CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 22,761	$ 16,307
Accounts receivable, net of allowances for doubtful accounts, due from related parties (in dollars)	99,897	38,663
Ordinary shares, par value (in dollars per share)	$ 0.133	$ 0.133
Ordinary shares, shares authorized	150,000	150,000
Ordinary shares, shares issued	67,605	67,194
Ordinary shares, shares outstanding	60,034	66,022
Treasury stock, shares	7,571	1,172
Current liabilities
Current liabilities	392,657	328,106
Long-term liabilities
Long-term liabilities	889,401	894,119
Consolidated VIEs without recourse to the primary beneficiaries
Current liabilities
Current liabilities	223,795	131,110
Long-term liabilities
Long-term liabilities	$ 3,138	$ 3,522